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                                 EXHIBIT 10(f)
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                       Amendment to Employment Agreement
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The undersigned hereby agree to amend the Employment Agreement between Pinnacle
Data Systems, Inc., an Ohio corporation, and C. Robert Hahn dated as of October 29, 1997, to change his position set forth in Section 1, from "President" to "Vice President--Service Group." Except to the extent set forth herein, the Employment Agreement shall remain in full force and effect as written.

Dated as of March 23, 2001      Pinnacle Data Systems, Inc.


/s/ C. Robert Hahn              By:  /s/ John D. Bair
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C. Robert Hahn                       John D. Bair, President